EXHIBIT 99.1

FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact

Pam Erickson

E*TRADE FINANCIAL Corp.

617-296-6080

pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact

Adam Townsend

E*TRADE FINANCIAL Corp.

916-463-2889

adam.townsend@etrade.com

E*TRADE FINANCIAL ANNOUNCES RETIREMENT OF

LEONARD C. PURKIS, CHIEF FINANCIAL OFFICER

Board of Directors Elects Robert J. Simmons as New CFO

MENLO PARK, Calif., November 11, 2003 — E*TRADE FINANCIAL Corporation (NYSE: ET) today announced that Leonard C. Purkis, 55, will retire as Chief Financial Officer of the Company effective December 31, 2003. The E*TRADE FINANCIAL Corporation Board of Directors has unanimously elected Robert J. Simmons, 41, as CFO effective January 1, 2004. Mr. Purkis, who has been E*TRADE FINANCIAL’s CFO since June 1998, will act as a consultant to the Company while Mr. Simmons transitions into his new role.

“Under the guidance of Len Purkis, E*TRADE FINANCIAL has increased transparency in financial reporting, which has reinforced shareholder confidence while generating a more widespread understanding of the Company’s diversified business model,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL. “I am extremely proud of what Len has accomplished during his more than five years with E*TRADE FINANCIAL, including the strength and depth of the finance team that he has built.”

“As part of our commitment to sound succession planning, Len and I identified some time ago that Mr. Simmons was the natural successor to lead the finance organization. This year’s strong corporate performance has established the right environment for a smooth transition,” added Mr. Caplan. “The Board of Directors and I are confident in Rob’s ability to lead ongoing efforts to ensure E*TRADE FINANCIAL’s continued focus on transparency and financial discipline.”

Mr. Simmons joined the Company in April 2001 as Treasurer. He has since served as Vice President, Finance and Corporate Treasurer, responsible for corporate finance, treasury and investor relations. Prior to joining the Company, Mr. Simmons held senior management positions at companies including Oracle and Iomega, where he lead public capital market and bank transactions during periods of rapid growth. He is a former Chairman of the Association for Financial Professionals, a 14,000-member organization dedicated to promoting best practices, education and ethical standards in the finance profession. Mr. Simmons holds a MBA in finance from the Kellogg Graduate School of Management at Northwestern University and a BS magna cum laude in International Business from Brigham Young University.

About E*TRADE FINANCIAL

The E*TRADE FINANCIAL family of companies provide financial services including brokerage, banking and lending for retail, corporate and institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

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Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo is a registered trademark or trademark of E*TRADE FINANCIAL Corp. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, seasonality, the development of new products and services, the enhancement of existing products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE Group, Inc. or E*TRADE FINANCIAL Corp. with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

© 2003 E*TRADE FINANCIAL Corp. All rights reserved.